Exhibit 1.5

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries

Number: BC0272413

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that SKINNY TECHNOLOGIES INC. changed its name to PEDIMENT EXPLORATION LTD. on September 10, 2004, at 03:42 PM Pacific Time.

Issued under my hand at Victoria, British Columbia
On September 10, 2004

JSPowell

JOHN S. POWELL
Registrar of Companies
Province of British Columbia
Canada

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

J S Powell
September 10, 2004

This Notice of Articles was issued by the Registrar on: September 10, 2004 03:42 PM Pacific Time

Incorporation Number: **BC0272413**

Recognition Date: Incorporated on December 23, 1983

NOTICE OF ARTICLES

Name of Company:

PEDIMENT EXPLORATION LTD.

REGISTERED OFFICE INFORMATION

Mailing Address:
1040-999 WEST HASTINGS STREET
VANCOUVER BC V6C 2W2

Delivery Address:
1040-999 WEST HASTINGS STREET
VANCOUVER BC V6C 2W2

RECORDS OFFICE INFORMATION

Mailing Address:
1040-999 WEST HASTINGS STREET
VANCOUVER BC V6C 2W2

Delivery Address:
1040-999 WEST HASTINGS STREET
VANCOUVER BC V6C 2W2

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
AELICKS, BRADLEY T.

Mailing Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

Delivery Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
WATSON, DAVID

Mailing Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

Delivery Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
WALTERS, DANIEL C

Mailing Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

Delivery Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

DIRECTOR INFORMATION

Last Name, First Name Middle Name:
LOCKWOOD, STEWART L.

Mailing Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

Delivery Address:
#800 - 850 WEST HASTINGS STREET
VANCOUVER BC V6C 1E1

PRE-EXISTING COMPANY PROVISIONS

The Pre-existing Company Provisions apply to this company.

AUTHORIZED SHARE STRUCTURE

1.	10,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached